                                                                    EXHIBIT 10.6

  AMENDMENT NUMBER ONE, dated as of January 26, 1994 (this "Amendment"), to CREDIT AGREEMENT, dated as of November 30, 1990, and Amended and Restated as of February 10, 1993, as thereafter amended (the "Credit Agreement"), among CLARK REFINING & MARKETING, INC. (formerly CLARK OIL & REFINING CORPORATION), a Delaware corporation (the "Company"), the banks signatory thereto (each a "Bank" and, collectively, the "Banks"), BANKERS TRUST COMPANY, a New York banking corporation, as an Issuing Bank, THE TORONTO-DOMINION BANK, a Canadian chartered bank, as Co-Agent, and BT COMMERCIAL CORPORATION, a Delaware corporation, as a Bank and as agent for the Banks (in such capacity, including its successors and permitted assigns, the "Agent"). Terms which are capitalized herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

  WHEREAS, the Company has requested that the Agent and the Banks agree to (i) amend certain provisions of the Credit Agreement and (ii) consent to the purchase of insurance from HSM Insurance Ltd., a company organized under the laws of Barbados and a wholly owned subsidiary of Horsham (the "Insurer"); and

  WHEREAS, the Agent and the Banks have considered and agreed to the Company's requests, upon the terms and subject to the conditions set forth in this Amendment;

  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  SECTION ONE - AMENDMENTS
  -----------   ----------

  Upon the fulfillment of the conditions set forth in Section Three hereof, the Credit Agreement is hereby amended as follows:

    (1) Section 1.1 of the Credit Agreement is amended by deleting the definition of the term "Company" contained in such Section and replacing it with the following:

      "Company" means Clark Refining & Marketing, Inc., a Delaware corporation."

          (2)  Section 6.13C of the Credit Agreement is amended by deleting such
     Section in its entirety and replacing it with the following:

               "C. Minimum Net Worth. The Company shall not permit or suffer its Net Worth at any time during any period listed below to be less than the amount set forth opposite such period:

               Period                                    Amount
               ------                                    ------

January 1, 1994 to December 31, 1994                 "$140,000,000
January 1, 1995 to December 31, 1995                   175,000,000"

          (3) References in the Loan Documents to "Clark Oil & Refining Corporation" or the "Company" shall be deemed to be references to "Clark Refining & Marketing, Inc."

          SECTION TWO - CONSENTS
          -----------   --------

          (1) Effective upon the fulfillment of the conditions set forth in Section Three hereof, each Bank hereby consents to the purchase by the Company of insurance in respect of environmental liabilities of the Company, on the terms and conditions set forth in the Insurance Policy attached hereto as Annex 1, from the Insurer at an aggregate cost not to exceed $2,000,000 in any Fiscal Year if, and for so long as:

          (a)  The Insurer is a Wholly Owned Subsidiary of Horsham;

          (b) The Insurer provides to the Agent, on behalf of the Banks, within 30 days following the end of each Fiscal Quarter, the consolidated balance sheet of the Insurer as at the end of such Fiscal Quarter and the related consolidated statements of income and shareholder's equity and cash flows of the Insurer, in each case certified by the chief financial officer of the Insurer to the effect that they fairly present the consolidated financial condition of the Insurer as at the dates indicated and the results of its operations and changes in its financial position, based on GAAP applied on a consistent basis;

          (c) On the date hereof and within 10 days following the end of each Fiscal Year beginning with the Fiscal Year ended December 31, 1994, the Company delivers to the Agent, on behalf of the Banks, the written opinion of Marsh & McLennan Limited to the effect that the insurance arrangement between the Company and the Insurer is fair to the Company; and

          (d) The Insurer delivers to the Company the consolidated balance sheet of the Insurer as of a recent date certified by its chief financial officer to the effect that such balance sheet fairly presents the financial condition of the Insurer as of its date in accordance with GAAP.

          (2) Effective upon the fulfillment of the conditions set forth in Section Three hereof, each Bank hereby consents to (x) the deletion of "PaineWebber Inc." from Schedule 1-D to the Credit Agreement and to the addition of "Dean Witter Inc." to such Schedule 1-D and (y) the execution and delivery of a Commodities Account Agreement by the Company, the Collateral Agent and Dean Witter Inc., as Broker (the "Dean Witter Agreement").

SECTION THREE - CONDITIONS PRECEDENT
- -------------   --------------------

          Upon the fulfillment of the following conditions the amendments and consents contemplated by this Amendment shall become effective:

          (1)  All representations and warranties of the Company set forth in
     Section 4 of the Credit Agreement and Section Four of this Amendment shall be true and correct in all material respects on and as of the date hereof, and, immediately before and immediately after giving effect to the effectiveness of this Amendment, no Unmatured Event of Default and no Event of Default shall have occurred and be continuing at such time;

          (2) Since December 31, 1991, nothing shall have occurred or become known that the Agent shall have determined has a Materially Adverse Effect;

          (3) The Agent shall have received a certificate from the Company, executed by the Company's

  Treasurer or Chief Financial Officer, as to the effect of paragraphs (a) and
  (b); and

    (4) The Collateral Agent, the Company and Dean Witter Inc., as Broker, shall have entered into a Commodities Account Agreement and such Agreement shall be in full force and effect and the Secured Parties shall have obtained, to each Secured Party's satisfaction, a valid and enforceable perfected security interest in the Collateral thereunder on the terrms contemplated by the Loan Documents and such Collateral shall be subject to no Liens other than the Liens permitted thereunder.

    SECTION FOUR - REPRESENTATIONS AND WARRANTIES
    ------------   ------------------------------

    The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 4 of the Credit Agreement, as amended hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent, for the benefit of the Banks and to any Issuing Bank that:

    (1) The Company has the corporate power, authority and legal right to execute, deliver and perform this Amendment, and the transactions contemplated hereby, and has taken all actions necessary to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

    (2) No consent of any person (including, without limitation, shareholders or creditors of the Company, as the case may be) other than the Required Banks, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the transactions contemplated hereby;

    (3) Each of this Amendment and the Dean Witter Agreement has been duly executed and delivered on behalf of the Company by its duly authorized officer, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally; and

          (4) The execution, delivery and performance of this Amendment and the Dean Witter Agreement will not violate any requirement of law or contractual obligation of the Company.

          SECTION FIVE - MISCELLANEOUS
          ------------   -------------

          (1) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          (2) All references to the Credit Agreement or any of the other Loan Documents shall mean the Credit Agreement or such other Loan Documents, as the case may be, as amended as of the effective date hereof, and as amended hereby and as hereafter amended, supplemented and modified from time to time. All references in the Loan Documents to Schedule 1-D to the Credit Agreement shall mean Schedule 1-D as amended as of the effective date hereof, and as amended hereby and as hereafter amended, supplemented and modified from time to time.

          (3) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          (4) This Amendment shall be governed by, construed and interpreted in accordance with, the internal laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                            CLARK REFINING & MARKETING, INC.
                                            (formerly CLARK OIL & REFINING
                                            CORPORATION)

                                            By: /s/ Dennis R. Eichholz
                                               ---------------------------------
                                               Title: Treasurer


                                            BT COMMERCIAL CORPORATION, as
                                              Agent and as a Bank

                                            By: /s/ Christopher Kinslow
                                               ---------------------------------
                                               Title: Vice-President


                                            BANKERS TRUST COMPANY, as an
                                              Issuing Bank

                                            By: /s/ Christopher Kinslow
                                               ---------------------------------
                                               Title: Vice-President


                                            THE TORONTO-DOMINION BANK, as a
                                              Bank and as Co-Agent

                                            By: /s/ Martin T. Snyder
                                               ---------------------------------
                                               Title: Director Corporate Finance


                                            SWISS BANK CORPORATION, New York
                                              Branch, as a Bank

                                            By: /s/ William N. Schwarze
                                               ---------------------------------
                                               Title: Director-Commodity Trade
                                                        Finance

                                            By: /s/ David S. Dickenson
                                               ---------------------------------
                                               Title: Director-Commodity Trade
                                                        Finance


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                                      -7-

                                            NATIONAL CITY BANK, as a Bank

                                            By: /s/ Brian J. Karrip
                                               ---------------------------------
                                               Title:   Vice President

                                            DRESDNER BANK AG, Chicago Branch,
                                              as a Bank

                                            By: /s/ John H. Schaus
                                               ---------------------------------
                                               Title:  First Vice-President

                                            By: /s/ Brian J. Brodeur
                                               ---------------------------------
                                               Title:     Vice-President


                                            LASALLE NATIONAL BANK, as a Bank

                                            By: /s/ Christopher G. Clifford
                                               ---------------------------------
                                               Title:  First Vice-President
Acknowledged by:

BANKERS TRUST COMPANY,
   as Collateral Agent

By: /s/ Christopher Kinslow
   ---------------------------------
   Title:   Vice-President